ICAP FUNDS

                                                              Semi-Annual Report

                                          JUNE 30, 2002
                                          ----------------------------------

                                          DISCRETIONARY EQUITY PORTFOLIO

                                          EQUITY PORTFOLIO

                                          SELECT EQUITY PORTFOLIO

                                          EURO SELECT EQUITY PORTFOLIO



                                                                (LOGO)
                                                                 ICAP
                                                        Institutional Capital/R

TABLE OF CONTENTS

Letter to Shareholders............................................1

Investment Highlights and Schedules of Investments
  Discretionary Equity Portfolio..................................5
  Equity Portfolio................................................9
  Select Equity Portfolio........................................13
  Euro Select Equity Portfolio...................................16

Statements of Assets and Liabilities.............................19

Statements of Operations.........................................20

Statements of Changes in Net Assets
  Discretionary Equity Portfolio.................................21
  Equity Portfolio...............................................22
  Select Equity Portfolio........................................23
  Euro Select Equity Portfolio...................................24

Financial Highlights
  Discretionary Equity Portfolio.................................25
  Equity Portfolio...............................................26
  Select Equity Portfolio........................................27
  Euro Select Equity Portfolio...................................28

Notes to Financial Statements....................................29

June 2002


                                     (PHOTO)
                                 ROBERT H. LYON
                     PRESIDENT AND CHIEF INVESTMENT OFFICER



Dear Fellow Shareholders:

The hangover from the bubble of the late 1990's continued throughout the first half of 2002. This resulted in a pounding headache for investors resonating with the names of Enron, Adelphia, ImClone and the whole communications sector. Greed turned to fear and compound returns as far back as 1998 melted toward zero. Why? Super-sized valuations met with very low nominal GDP growth (lower so far in this recovery than the low point reached in most of post WWII recessions), and this has led to a perceived inability to service record corporate indebtedness. The ultimate casualties have been momentum-oriented growth investors and high-tech capital spending. Virtual companies disappeared, and now even tangible assets such as KPN-Qwest's pan-European fiber network have been shuttered. Many (also greedy) financial institutions have been stuck with the bill, and a generation of investors has been sent to the burn unit.

But what about the real economy? It is laboring, but still functioning. The U.S. consumer, linchpin of the global economy, is stressed, but still has a pulse. Autos and housing, supported by low interest rates, are sustaining final demand. Productivity remains buoyant and employment is beginning to lift. ICAP, which had been negative about growth prospects for the past couple of years, believes that the combination of monetary stimulus, a huge swing in fiscal policy, inventory rebuilding and the future benefits of a weaker dollar will allow the U.S. economy to continue to grow at a 3-4% rate in 2002 and 2003. Moreover, Europe continues to make steady, albeit slow, progress and Japan appears to be finally coming off the mat. Elsewhere, Korea is a growth engine and the huge Chinese opportunity continues to unfold. As a result, we expect corporate profits in the U.S. to improve and to begin to show large positive percentage changes in the second half of the year. In fact, the first quarter of 2002 began to demonstrate this trend, which continued into the second quarter. However, the U.S. stock market was thrown off during the quarter by a plethora of new corporate scandals, and a realization that there would be no quick rebound in high-tech spending (which should not have been realistically expected for at least another year for cyclical reasons).

Valuations on mainstream businesses have improved, and large pockets of opportunity in the potential survivors in the damaged sectors
(tech-media-telecom) are developing. However, due to the somewhat subdued nature of the recovery, the media spotlight focus on some of the more blatant scandals, and the continued rear-guard actions by the credit rating agencies; patience and perseverance will be required.

Returns in the first half of 2002, after the first back-to-back annual declines in the S&P 500(R) Index since 1973-74, were abysmal. This was primarily a function of large cracks in many of the big index stocks, as small and mid-cap averages held up. Consequently we now see the U.S. stock market as undervalued by more than 15%, and the huge distortions between growth and value, and between large and small capitalization stocks, have been largely equalized. This has set the stage for a more normal environment where good performance will more likely result from stock selection, rather than merely being in the right style or sector. Importantly, despite the vaporization of several trillion dollars of paper profits, dry powder exists in the form of record absolute levels of short-term fixed income investments parked on the sidelines.

In the first half, the ICAP Equity Portfolio returned -10.38%, versus -13.16% for the S&P 500. While generating a modest relative advantage, absolute returns were disappointing. The portfolio was hurt in particular by exposure to Tyco (sold in mid February) and Bristol-Myers, in addition to weakness in other healthcare, technology and communications names (where any weight turned out to be too much). This offset strong performers such as General Dynamics, HCA, Wells Fargo, McDonald's, Gannett, Sears, Weyerhaeuser and others. In general, consistent with our economic outlook, we modestly increased our economically sensitive exposure by adding General Motors, Dow Chemical and Honeywell; exposure to less cyclical sectors, such as utilities and defense stocks, was reduced. As we move into the second half we plan to continue this exercise. Out of the chaos of the collapsing bubble we expect to find many opportunities among the better capitalized fallen angels, companies that can benefit from strategic de-leveraging and companies that can benefit from a weaker dollar.
No doubt some of these may not work out, but much of the risk has now been absorbed, and the rewards in many cases are substantial.

Equity investors now realize that longer-term returns will be much lower; single digit, not double digit. Moreover, the credit markets will have to deal with large government deficits rather than projected surpluses, so when demand does recover the era of very low interest rates may be past. In addition, current sectors of strength -- defense, hospitals and housing stocks -- may rest on a much shakier foundation than their owners realize. But despite the gloom, we actually feel better. Companies are going to be run more for their shareholders, balance sheets are going to be more conservative and valuations finally provide some margin of safety.

Our own firm remains extremely stable with no turnover of our key professionals. Our decade old, internal, analyst development program continues to progress well. Our trading, client service and administrative functions are first rate. Most importantly, our strong investment process and culture remains intact, and battle-tested. The competitive ranks have been thinned-out, and our view of future investment returns has brightened as the headlines have become more pessimistic.

As always, we thank you for your continuing support of the ICAP Funds.

                                                                     Sincerely,

                                                              /s/Robert H. Lyon

                                                                 Robert H. Lyon
                                         President and Chief Investment Officer



Past performance is not a guarantee of future results. Return and share price will fluctuate, and redemption value may be more or less than your original investment. Please read the prospectus carefully before investing. The ICAP Funds are actively managed. The stocks mentioned may or may not be in any of the individual ICAP Funds at any given time.

June 2002

Reflections on the Bubble

We have all felt the dramatic shift away from the bull market of the second half of the 1990's which resulted in one of the greatest financial bubbles in history. Many investors were tempted to chase the momentum driven market and deviate from their disciplines. We at ICAP stayed the course and were confident that solid investment research principles and valuation methods would again prevail. To this point, below are excerpts from my previous letters which appeared in the various annual and semi-annual reports indicated.

YEAR END 1999
"The real question is how much of the future losses will be borne by the drop in the paper profits of entrepreneurs, venture capitalists and the 'mad money' of sophisticated investors, and how much of the losses will be borne by the world's new class of rubes.

More importantly, how much of any decline will be borne by fiduciaries charged with the prudent investing of the retirement assets of the American public. It is this last class of involuntary investors who has the most to lose. They may not understand the unprecedented risks that are being taken on their behalf in the name of performance, and in the absence of solid research.

We at ICAP have a long heritage of generating solid returns, while having a healthy respect for risk. Almost all of the assets we manage represent retirement and endowment assets that cannot be easily replaced."

MID YEAR 2000
"Unfortunately, as interest rates headed higher in the second quarter, the marginal buyer of these 'dream stocks' dropped out, while sellers ranging from insiders, to those hit by margin calls, to good old short sellers, stepped in. Despite the heavy decimation of the most speculative parts of the market, there remain large pockets of extreme excess represented by very young companies with minimal track records, sporting multi-billion dollar capitalizations, despite losing tens of millions of real cash per year. While the lowest tier of such issues is in the process of being carried off the field, the walking wounded still survive. We would expect the casualty list to grow."

YEAR END 2000
"Investors confused strong cyclical growth with secular growth at above trend line levels. This confusion was not helped by all of the 'experts' on TV who added commentary on everything from 'whisper numbers,' to 'beating the estimate by losing less than forecast,' to valuing stocks by the number of page views, and perhaps most insulting -- talking about the positive impact of stock splits! The fact that prior price momentum became the best predictor of future price performance epitomized how low the profession of security analysis had dropped.

Apparently there is still just one economy -- neither old, nor new. Moreover the law of supply and demand has NOT been repealed, and the business cycle is alive and well. Probably most troubling for those 'amateur hour' investors who made the top in tech stocks, is that traditional valuation metrics are still valid. It is this last point, which is the most painful. For even as we come off the worst year for the major market averages since 1974, many high fliers still appear to be overvalued."

MID YEAR 2001
"The absurd valuations that had been applied to start-up companies was epitomized in reverse as Nortel took a mammoth $19 billion charge in the second quarter, mostly to write-off the goodwill attached to recent acquisitions. There will be more write-offs such as this to come. For example, JDS Uniphase has $58 billion of intangibles on its books, an amount equal to nearly 4 times its current market value -- also as a result of recent acquisitions at stratospheric valuations. Needless to say, the demise of this lunacy has negative implications for venture capital returns, investment banking fees and CNBC's ratings.

Back in the 'good old days' of 1998-99 and the first half of 2000, tech companies were rewarded for stock splits. Nothing pleased the chat-rooms more than a nice 3-1! But as splits occurred, and then shares were issued for acquisitions, a funny thing happened on the way to the trading floor -- share counts exploded! For example, Cisco -- the quality play in the communications equipment 'space' -- diluted its share base to the point where it now has 7,300,000,000 shares outstanding (7.3 billion), despite spending billions of real dollars to buy back shares! In the 1990's Cisco split its stock 2 for 1 seven times, and also had two 3 for 2 splits. This compares to 350,000,000 shares outstanding (350 million) for Caterpillar -- the quality play in the old economy machinery 'space' (as well as the leader in backup electrical generation) -- despite the fact that Cisco and Caterpillar have roughly comparable revenues. The point is that for every 10 cents per share Cisco earns, they need to generate $1.1 billion in pretax income. However, that $1.1 billion is about equal to ALL of the annual pretax income of large companies like Caterpillar, General Dynamics, Sara Lee, Gannett, Union Pacific, Gap or Gillette! Consequently, in this sluggish demand environment it is going to be difficult for even the stronger tech companies to generate large gains in earnings per share. Maybe that's why interest in 'concept' stocks has vanished, and why tech insiders continue to unload."

YEAR END 2001
"Despite the devastations of the 'dot.coms' in 2000, and the unwinding of the new telecommunications stocks in 2001 (from Global Crossing to Winstar), as well as the incredible meltdown in Enron and the former mega-cap stocks such as JDS Uniphase -- the stock market is hardly cheap."

DISCRETIONARY EQUITY PORTFOLIO

Investment Highlights

June 30, 2002


FUND DESCRIPTION
The Discretionary Equity Portfolio invests primarily in U.S. dollar-denominated equity securities of companies with market capitalizations of at least $2 billion. The Portfolio may invest up to 20% of its net assets in cash and cash equivalents for any purpose, and may invest up to 100% of its total assets in such instruments for temporary defensive purposes. The Portfolio will typically hold between 40 and 45 securities.


AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2002

                                                                  SINCE
                                                                INCEPTION
                                     1 YEAR    3 YEAR    5 YEAR (12/31/94)
--------------------------------------------------------------------------------
DISCRETIONARY EQUITY PORTFOLIO      (12.00)%   (2.22)%   4.97%    13.67%

GROWTH OF $10,000


                ICAP DISCRETIONARY         S&P 500          S&P/BARRA
DATE             EQUITY PORTFOLIO           INDEX          VALUE INDEX
----             ----------------       -----------        -----------

12/31/94            10,000                 10,000             10,000
12/31/95            13,521                 13,758             13,700
12/31/96            16,976                 16,917             16,713
12/31/97            21,831                 22,560             21,725
12/31/98            24,053                 29,008             24,913
12/31/99            27,625                 35,112             28,082
12/31/00            29,924                 31,915             29,790
12/31/01            29,135                 28,122             26,301
6/30/02             26,124                 24,421             23,813

This chart assumes an initial gross investment of $10,000 made on 12/31/94. Returns shown include the reinvestment of all dividends and are net of fees and expenses. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced.

The total returns table and chart do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The Fund's portfolio may differ significantly from the securities in the Indices. The Indices are unmanaged and therefore do not reflect the cost of portfolio management or trading.

A direct investment in any of these Indices is not possible.

DISCRETIONARY EQUITY PORTFOLIO

Schedule of Investments by Sector - unaudited

June 30, 2002

-------------------------------------------------------------------------------
 NUMBER
OF SHARES                                                     VALUE
-------------------------------------------------------------------------------

           COMMON STOCKS  97.2%

           BASIC INDUSTRIES  4.0%
 49,000    Dow Chemical Co.                              $1,684,620
 22,000    Weyerhaeuser Co.                               1,404,700
                                                         ----------
                                                          3,089,320
                                                         ----------

           CAPITAL SPENDING  6.1%
32,200     Caterpillar Inc.                               1,576,190
12,800     General Dynamics Corp.                         1,361,280
50,270     Honeywell International Inc.                   1,771,012
                                                         ----------
                                                          4,708,482
                                                         ----------

           COMMUNICATIONS  4.5%
116,900    AT&T Corp.                                     1,250,830
 54,095    Verizon Communications Inc.                    2,171,914
                                                         ----------
                                                          3,422,744
                                                         ----------

           CONSUMER DURABLES  2.4%
 34,500    General Motors Corp.                           1,844,025
                                                         ----------

           CONSUMER SERVICES  8.9%
114,900    Cendant Corp.*                                 1,824,612
 24,186    Gannett Co., Inc.                              1,835,717
186,200    Liberty Media Corp. Class A*                   1,862,000
 65,543    News Corp. Ltd. Class A ADR                    1,294,474
                                                         ----------
                                                          6,816,803
                                                         ----------

           CONSUMER STAPLES  11.5%
 47,000    Diageo plc ADR                                 2,427,550
 34,700    Kimberly-Clark Corp.                           2,151,400
 40,550    Loews Corp.                                    2,148,745
 74,400    McDonald's Corp.                               2,116,680
                                                         ----------
                                                          8,844,375
                                                         ----------

           ENERGY  9.0%
62,900     Conoco Inc.                                    1,748,620
41,588     EnCana Corp.                                   1,272,593
54,068     ExxonMobil Corp.                               2,212,463
27,950     Phillips Petroleum Co.                         1,645,696
                                                         ----------
                                                          6,879,372
                                                         ----------

See notes to financial statements.
* Non-income producing.

DISCRETIONARY EQUITY PORTFOLIO

June 30, 2002

--------------------------------------------------------------------------------
 NUMBER
OF SHARES                                                     VALUE
--------------------------------------------------------------------------------

           FINANCIAL  24.3%
62,900     Bank One Corp.                              $  2,420,392
88,066     Citigroup Inc.                                 3,412,558
30,200     Fannie Mae                                     2,227,250
47,700     FleetBoston Financial Corp.                    1,543,095
25,800     Goldman Sachs Group, Inc.                      1,892,430
30,250     Household International, Inc.                  1,503,425
83,500     MetLife, Inc.                                  2,404,800
52,200     Travelers Property Casualty Corp. Class A*       923,940
45,250     Wells Fargo & Co.                              2,265,215
                                                         ----------
                                                         18,593,105
                                                         ----------

           HEALTHCARE  10.0%
11,300     Becton, Dickinson and Co.                        389,285
55,700     Bristol-Myers Squibb Co.                       1,431,490
11,900     CIGNA Corp.                                    1,159,298
33,750     Guidant Corp.*                                 1,020,263
36,250     HCA, Inc.                                      1,721,875
78,100     Schering-Plough Corp.                          1,921,260
                                                         ----------
                                                          7,643,471
                                                         ----------

           RETAIL  5.0%
33,650     Sears, Roebuck and Co.                         1,827,195
53,250     Target Corp.                                   2,028,825
                                                         ----------
                                                          3,856,020
                                                         ----------

           TECHNOLOGY  8.4%
 37,400    Electronic Data Systems Corp.                  1,389,410
 46,700    Intel Corp.                                      853,209
 14,500    International Business Machines Corp.          1,044,000
 90,224    Philips Electronics NV                         2,490,182
102,500    Solectron Corp.*                                 630,375
                                                         ----------
                                                          6,407,176
                                                         ----------

           UTILITIES  3.1%
29,800     American Electric Power Co., Inc.              1,192,596
28,150     Entergy Corp.                                  1,194,686
                                                         ----------
                                                          2,387,282
                                                         ----------

           TOTAL COMMON STOCKS
              (cost $70,339,973)                         74,492,175
                                                         ----------


See notes to financial statements.
* Non-income producing.

DISCRETIONARY EQUITY PORTFOLIO

June 30, 2002


-------------------------------------------------------------------------------
PRINCIPAL
 AMOUNT                                                       VALUE
-------------------------------------------------------------------------------

           SHORT-TERM INVESTMENT  3.4%

           VARIABLE RATE DEMAND DEPOSIT  3.4%
$2,625,780 UMB Bank Money Market Fiduciary             $  2,625,780
                                                         ----------

           TOTAL SHORT-TERM INVESTMENT
              (cost $2,625,780)                           2,625,780
                                                         ----------

           TOTAL INVESTMENTS  100.6%
              (cost $72,965,753)                         77,117,955

           Liabilities, less Cash and Other Assets (0.6)%  (482,440)
                                                         ----------

           NET ASSETS  100.0%                           $76,635,515
                                                         ==========

See notes to financial statements.

EQUITY PORTFOLIO

Investment Highlights

June 30, 2002


FUND DESCRIPTION
The Equity Portfolio invests primarily in U.S. dollar-denominated equity securities of companies with market capitalizations of at least $2 billion. The Portfolio intends to be virtually fully invested in equity securities at all times. The Portfolio will typically hold between 40 and 45 securities.


AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2002

                                                         SINCE
                                                       INCEPTION
                           1 YEAR    3 YEAR    5 YEAR (12/31/94)
----------------------------------------------------------------
EQUITY PORTFOLIO          (10.77)%   (1.52)%    5.71%   14.82%

GROWTH OF $10,000


                   ICAP EQUITY         S&P 500                 S&P/BARRA
DATE                PORTFOLIO           INDEX                VALUE INDEX
----             -------------        -----------            -----------

12/31/94            10,000              10,000                 10,000
12/31/95            13,885              13,758                 13,700
12/31/96            17,531              16,917                 16,713
12/31/97            22,630              22,560                 21,725
12/31/98            25,215              29,008                 24,913
12/31/99            29,321              35,112                 28,082
12/31/00            31,625              31,915                 29,790
12/31/01            31,433              28,122                 26,301
6/30/02             28,169              24,421                 23,813

This chart assumes an initial gross investment of $10,000 made on 12/31/94. Returns shown include the reinvestment of all dividends and are net of fees and expenses. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced.

The total returns table and chart do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The Fund's portfolio may differ significantly from the securities in the Indices. The Indices are unmanaged and therefore do not reflect the cost of portfolio management or trading.

A direct investment in any of these Indices is not possible.

EQUITY PORTFOLIO

Schedule of Investments by Sector - unaudited

June 30, 2002


------------------------------------------------------------------------------
 NUMBER
OF SHARES                                                     VALUE
------------------------------------------------------------------------------

           COMMON STOCKS  99.2%

           BASIC INDUSTRIES  4.0%
652,700    Dow Chemical Co.                           $  22,439,826
283,701    Weyerhaeuser Co.                              18,114,309
                                                         ----------
                                                         40,554,135
                                                         ----------

           CAPITAL SPENDING  6.2%
417,700    Caterpillar Inc.                              20,446,415
176,850    General Dynamics Corp.                        18,807,996
677,464    Honeywell International Inc.                  23,867,057
                                                         ----------
                                                         63,121,468
                                                         ----------

           COMMUNICATIONS  4.5%
1,542,100  AT&T Corp.                                    16,500,470
  740,135  Verizon Communications Inc.                   29,716,420
                                                         ----------
                                                         46,216,890
                                                         ----------

           CONSUMER DURABLES  2.4%
  454,650  General Motors Corp.                          24,301,043
                                                         ----------

           CONSUMER SERVICES  8.8%
1,512,400  Cendant Corp.*                                24,016,912
  334,063  Gannett Co., Inc.                             25,355,381
2,284,700  Liberty Media Corp. Class A*                  22,847,000
  863,972  News Corp. Ltd. Class A ADR                   17,063,447
                                                         ----------
                                                         89,282,740
                                                         ----------

           CONSUMER STAPLES  12.1%
  635,600  Diageo plc ADR                                32,828,740
  468,641  Kimberly-Clark Corp.                          29,055,742
  599,400  Loews Corp.                                   31,762,206
1,014,400  McDonald's Corp.                              28,859,680
                                                         ----------
                                                        122,506,368
                                                         ----------

           ENERGY  9.0%
  804,750  Conoco Inc.                                   22,372,050
  546,550  EnCana Corp.                                  16,724,430
  733,860  ExxonMobil Corp.                              30,029,551
  368,750  Phillips Petroleum Co.                        21,712,000
                                                         ----------
                                                         90,838,031
                                                         ----------

See notes to financial statements.
* Non-income producing.

EQUITY PORTFOLIO

June 30, 2002


--------------------------------------------------------------------------------
 NUMBER
OF SHARES                                                     VALUE
--------------------------------------------------------------------------------

           FINANCIAL  25.1%
  884,600  Bank One Corp.                          $     34,039,408
1,180,309  Citigroup Inc.                                45,736,974
  422,100  Fannie Mae                                    31,129,875
  663,900  FleetBoston Financial Corp.                   21,477,165
  344,900  Goldman Sachs Group, Inc.                     25,298,415
  428,314  Household International, Inc.                 21,287,206
1,137,200  MetLife, Inc.                                 32,751,360
  690,300  Travelers Property Casualty Corp. Class A*    12,218,310
  619,650  Wells Fargo & Co.                             31,019,679
                                                         ----------
                                                        254,958,392
                                                         ----------

           HEALTHCARE  10.1%
  153,050  Becton, Dickinson and Co.                      5,272,573
  765,750  Bristol-Myers Squibb Co.                      19,679,775
  156,550  CIGNA Corp.                                   15,251,101
  458,600  Guidant Corp.*                                13,863,478
  488,250  HCA, Inc.                                     23,191,875
1,031,450  Schering-Plough Corp.                         25,373,670
                                                         ----------
                                                        102,632,472
                                                         ----------

           RETAIL  5.2%
  463,300  Sears, Roebuck and Co.                        25,157,190
  713,076  Target Corp.                                  27,168,196
                                                         ----------
                                                         52,325,386
                                                         ----------

           TECHNOLOGY  8.6%
  513,212  Electronic Data Systems Corp.                 19,065,826
  611,300  Intel Corp.                                   11,168,451
  210,389  International Business Machines Corp.         15,148,008
1,190,659  Philips Electronics NV                        32,862,188
1,381,900  Solectron Corp.*                               8,498,685
                                                         ----------
                                                         86,743,158
                                                         ----------

           UTILITIES  3.2%
389,750    American Electric Power Co., Inc.             15,597,795
387,250    Entergy Corp.                                 16,434,890
                                                         ----------
                                                         32,032,685
                                                         ----------

           TOTAL COMMON STOCKS
              (cost $962,311,652)                     1,005,512,768
                                                      -------------


See notes to financial statements.
* Non-income producing.

EQUITY PORTFOLIO

June 30, 2002


--------------------------------------------------------------------------------
PRINCIPAL
 AMOUNT                                                       VALUE
--------------------------------------------------------------------------------

           SHORT-TERM INVESTMENT  0.9%

           VARIABLE RATE DEMAND DEPOSIT  0.9%
$8,675,808 UMB Bank Money Market Fiduciary              $ 8,675,808
                                                         ----------

           TOTAL SHORT-TERM INVESTMENT
              (cost $8,675,808)                           8,675,808
                                                         ----------

           TOTAL INVESTMENTS  100.1%
              (cost $970,987,460)                     1,014,188,576

           Liabilities, less Cash and Other Assets (0.1)%  (569,685)
                                                         ----------

           NET ASSETS  100.0%                        $1,013,618,891
                                                     ==============

See notes to financial statements.

SELECT EQUITY PORTFOLIO

Investment Highlights

June 30, 2002


FUND DESCRIPTION
The Select Equity Portfolio invests primarily in U.S. dollar-denominated equity securities of companies with market capitalizations of at least $2 billion. The Portfolio will concentrate its investments in fewer securities than the Discretionary Equity and Equity Portfolios, typically holding between 15 and 25 securities.


AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2002

                                                         SINCE
                                                       INCEPTION
                                     1 YEAR    3 YEAR (12/31/97)
----------------------------------------------------------------
SELECT EQUITY PORTFOLIO             (14.55)%    0.11%    8.12%

GROWTH OF $10,000


                   ICAP SELECT            S&P 500           S&P/BARRA
DATE            EQUITY PORTFOLIO           INDEX         VALUE INDEX
----            ----------------      -------------        -----------

12/31/97            10,000                10,000             10,000
12/31/98            11,533                12,858             11,467
12/31/99            14,666                15,564             12,926
12/31/00            16,058                14,146             13,713
12/31/01            15,802                12,465             12,107
6/30/02             14,206                10,825             10,961

This chart assumes an initial gross investment of $10,000 made on 12/31/97. Returns shown include the reinvestment of all dividends and are net of fees and expenses. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced.

The total returns table and chart do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The Fund's portfolio may differ significantly from the securities in the Indices. The Indices are unmanaged and therefore do not reflect the cost of portfolio management or trading.

A direct investment in any of these Indices is not possible.

SELECT EQUITY PORTFOLIO

Schedule of Investments by Sector - unaudited

June 30, 2002


-------------------------------------------------------------------------------
 NUMBER
OF SHARES                                                     VALUE
-------------------------------------------------------------------------------

           COMMON STOCKS  97.6%

           BASIC INDUSTRIES  2.4%
22,550     Weyerhaueser Co.                             $ 1,439,818
                                                         ----------

           CAPITAL SPENDING  3.8%
66,300     Honeywell International Inc.                   2,335,749
                                                         ----------

           COMMUNICATIONS  2.0%
113,900    AT&T Corp.                                     1,218,730
                                                         ----------

           CONSUMER DURABLES  2.4%
27,550     General Motors Corp.                           1,472,547
                                                         ----------

           CONSUMER SERVICES  19.4%
310,400    Cendant Corp.*                                 4,929,152
 24,650    Gannett Co., Inc.                              1,870,935
292,900    Liberty Media Corp. Class A*                   2,929,000
104,400    News Corp. Ltd. Class A ADR                    2,061,900
                                                         ----------
                                                         11,790,987
                                                         ----------

           CONSUMER STAPLES  10.4%
43,800     Diageo plc ADR                                 2,262,270
34,750     Loews Corp.                                    1,841,402
78,400     McDonald's Corp.                               2,230,480
                                                         ----------
                                                          6,334,152
                                                         ----------

           ENERGY  11.0%
197,600    Conoco Inc.                                    5,493,280
 39,150    EnCana Corp.                                   1,197,990
                                                         ----------
                                                          6,691,270
                                                         ----------

           FINANCIAL  18.6%
 60,550    Bank One Corp.                                 2,329,964
 58,333    Citigroup Inc.                                 2,260,404
 16,100    Fannie Mae                                     1,187,375
163,200    MetLife, Inc.                                  4,700,160
 47,400    Travelers Property Casualty Corp. Class A*       838,980
                                                         ----------
                                                         11,316,883
                                                         ----------
 See notes to financial statements.
* Non-income producing.

SELECT EQUITY PORTFOLIO

June 30, 2002


-------------------------------------------------------------------------------
NUMBER
OF SHARES                                                  VALUE
-------------------------------------------------------------------------------

           HEALTHCARE  10.3%
15,350     CIGNA Corp.                                 $  1,495,397
50,900     Guidant Corp.*                                 1,538,707
29,600     HCA, Inc.                                      1,406,000
73,400     Schering-Plough Corp.                          1,805,640
                                                         ----------
                                                          6,245,744
                                                         ----------

           RETAIL  6.7%
31,400     Sears, Roebuck and Co.                         1,705,020
62,100     Target Corp.                                   2,366,010
                                                         ----------
                                                          4,071,030
                                                         ----------

           TECHNOLOGY  7.1%
44,000     Electronic Data Systems Corp.                  1,634,600
98,600     Philips Electronics NV                         2,721,360
                                                         ----------
                                                          4,355,960
                                                         ----------

           UTILITIES  3.5%
52,800     American Electric Power Co., Inc.              2,113,056
                                                         ----------

           TOTAL COMMON STOCKS
              (cost $59,948,236)                         59,385,926
                                                         ----------

PRINCIPAL
 AMOUNT
---------

           SHORT-TERM INVESTMENT  3.8%

           VARIABLE RATE DEMAND DEPOSIT  3.8%
$2,291,448 UMB Bank Money Market Fiduciary                2,291,448
                                                         ----------

           TOTAL SHORT-TERM INVESTMENT
              (cost $2,291,448)                           2,291,448
                                                         ----------

           TOTAL INVESTMENTS  101.4%
              (cost $62,239,684)                         61,677,374

           Liabilities, less Cash and Other Assets (1.4)%  (837,312)
                                                         ----------

           NET ASSETS  100.0%                           $60,840,062
                                                         ==========

See notes to financial statements.
* Non-income producing.

EURO SELECT EQUITY PORTFOLIO

Investment Highlights

June 30, 2002


FUND DESCRIPTION
The Euro Select Equity Portfolio invests primarily in equity securities, predominantly American Depositary Receipts ("ADRs") of established companies, headquartered primarily in Europe, with market capitalizations of at least $2 billion. The Portfolio will typically hold between 15 and 25 securities.


AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2002

                                                         SINCE
                                                       INCEPTION
                                     1 YEAR    3 YEAR (12/31/97)
-----------------------------------------------------------------
EURO SELECT EQUITY PORTFOLIO         (2.35)%   (0.01)%   6.37%

GROWTH OF $10,000

                    ICAP EURO              MORGAN STANLEY
                  SELECT EQUITY        CAPITAL INTERNATIONAL
DATE                PORTFOLIO              EUROPE INDEX
----             -------------          --------------------

12/31/97            10,000                 10,000
12/31/98            12,740                 12,853
12/31/99            15,546                 14,896
12/31/00            14,798                 13,646
12/31/01            13,473                 10,930
6/30/02             13,201                 10,426

This chart assumes an initial gross investment of $10,000 made on 12/31/97. Returns shown include the reinvestment of all dividends and are net of fees and expenses. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced.

The total returns table and chart do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The Fund's portfolio may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management or trading.

A direct investment in this Index is not possible.

EURO SELECT EQUITY PORTFOLIO
Schedule of Investments by Sector - unaudited
June 30, 2002

-------------------------------------------------------------------------------
 NUMBER
OF SHARES                                                     VALUE
-------------------------------------------------------------------------------

           COMMON STOCKS  93.7%

           BASIC INDUSTRIES  6.6%
 36,000    UPM-Kymmene Corp. ADR                         $1,419,480
                                                         ----------

           CAPITAL SPENDING  4.3%
182,800    BAE Systems plc                                  933,506
                                                         ----------

           COMMUNICATIONS  4.0%
110,216    Hellenic Telecommunications Organization SA ADR  860,787
                                                         ----------

           CONSUMER SERVICES  19.7%
 40,300    Groupe Bruxelles Lambert SA                    2,105,551
 38,000    News Corp. Ltd. Class A ADR                      750,500
 48,900    Orient-Express Hotels Ltd., Class A*             837,657
 26,100    Vivendi Universal SA ADR                         561,150
                                                         ----------
                                                          4,254,858
                                                         ----------

           CONSUMER STAPLES  12.7%
19,100     Diageo plc ADR                                   986,515
30,400     Nestle SA ADR                                  1,772,122
                                                         ----------
                                                          2,758,637
                                                         ----------

           ENERGY  13.4%
37,850     BP plc ADR                                     1,911,047
12,300     TotalFinaElf SA ADR                              995,070
                                                         ----------
                                                          2,906,117
                                                         ----------

           FINANCIAL  13.4%
 53,400    ABN AMRO Holding NV ADR                          964,938
118,400    Barclays plc                                     996,293
 36,100    Converium Holding AG ADR*                        929,575
                                                         ----------
                                                          2,890,806
                                                         ----------

           HEALTHCARE  4.6%
22,800     Novartis AG ADR                                  999,324
                                                         ----------

           RETAIL  4.1%
28,800     Metro AG                                         886,044
                                                         ----------

           TECHNOLOGY  6.8%
53,416     Philips Electronics NV                         1,474,282
                                                         ----------

See notes to financial statements.
* Non-income producing.

EURO SELECT EQUITY PORTFOLIO

June 30, 2002

-------------------------------------------------------------------------------
 NUMBER
OF SHARES                                                     VALUE
-------------------------------------------------------------------------------

           UTILITIES  4.1%
125,300    National Grid Group plc                       $  890,088
                                                         ----------

           TOTAL COMMON STOCKS
              (cost $19,488,964)                         20,273,929
                                                         ----------

PRINCIPAL
 AMOUNT
---------

           SHORT-TERM INVESTMENT  3.9%

           VARIABLE RATE DEMAND DEPOSIT  3.9%
$842,263   UMB Bank Money Market Fiduciary                  842,263
                                                         ----------

           TOTAL SHORT-TERM INVESTMENT
              (cost $842,263)                               842,263
                                                         ----------

           TOTAL INVESTMENTS  97.6%
              (cost $20,331,227)                         21,116,192

           Cash and Other Assets, Less Liabilities  2.4%    525,231
                                                         ----------

           NET ASSETS  100.0%                           $21,641,423
                                                        ===========

-------------------------------------------------------------------------------
  EURO SELECT EQUITY PORTFOLIO COUNTRY COMPOSITION AS OF JUNE 30, 2002:

           COUNTRY                           %
----------------------------------------------------------------
           United Kingdom                   32.3
           Switzerland                      18.3
           Netherlands                      12.0
           Belgium                          10.4
           France                            7.7
           Finland                           7.0
           Germany                           4.4
           Greece                            4.2
           Australia                         3.7
----------------------------------------------------------------
           TOTAL                           100.0%
----------------------------------------------------------------

See notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES - unaudited

June 30, 2002


------------------------------------------------------------------------------------------------------------------
                                             DISCRETIONARY                              SELECT         EURO SELECT
                                                EQUITY                EQUITY            EQUITY           EQUITY
                                               PORTFOLIO             PORTFOLIO         PORTFOLIO        PORTFOLIO
------------------------------------------------------------------------------------------------------------------

ASSETS:
Investments, at cost                         $ 72,965,753         $   970,987,460    $  62,239,684    $ 20,331,227
                                             ============         ===============    =============    ============

Investments, at value                        $ 77,117,955         $ 1,014,188,576    $  61,677,374    $ 21,116,192
Receivable for securities sold                    424,227               8,803,001        3,596,257         500,580
Receivable for fund shares sold                        --               1,029,711              583          96,217
Dividends and interest receivable                  93,291               1,290,138           54,882          75,257
Tax reclaim receivable                             24,691                  82,903               --          32,852
Other assets                                       16,776                  22,703           12,920          10,983
                                             ------------           -------------     ------------    ------------
     Total assets                              77,676,940           1,025,417,032       65,342,016      21,832,081
                                             ------------           -------------     ------------    ------------

LIABILITIES:
Payable for securities purchased                  684,519               7,409,859        4,428,180         154,050
Payable for fund shares redeemed                  283,270               3,559,616           18,606           3,442
Accrued investment advisory fee                    31,703                 646,475           23,330             491
Accrued expenses and other liabilities             34,069                  78,073           31,061          30,134
Dividends payable                                   7,864                 104,118              777           2,541
                                             ------------            ------------     ------------    ------------
     Total liabilities                          1,041,425               11,798,14        4,501,954         190,658
                                             ------------            ------------     ------------    ------------

NET ASSETS                                   $ 76,635,515         $ 1,013,618,891    $  60,840,062    $ 21,641,423
                                             ============           =============    =============    ============

NET ASSETS CONSIST OF:
Capital stock                                $     29,660         $       264,127    $      23,822    $     10,302
Paid-in-capital in excess of par               71,379,984             972,618,572       64,069,446      22,445,601
Accumulated net realized gain (loss)
  on investments and foreign
  currency transactions                         1,073,669              (2,464,924)      (2,690,896)     (1,600,267)
Net unrealized appreciation (depreciation)
  on investments                                4,152,202              43,201,116         (562,310)        785,787
                                             ------------            ------------     ------------    ------------

NET ASSETS                                    $76,635,515         $ 1,013,618,891     $ 60,840,062    $ 21,641,423
                                             ============           =============     ============    ============

CAPITAL STOCK, $0.01 PAR VALUE
Authorized                                    100,000,000             100,000,000      100,000,000     100,000,000
Issued and outstanding                          2,965,974              26,412,696        2,382,187       1,030,172

NET ASSET VALUE, REDEMPTION PRICE
AND OFFERING PRICE PER SHARE                       $25.84                  $38.38           $25.54          $21.01
                                                  =======                 =======           ======          ======

See notes to financial statements.

STATEMENTS OF OPERATIONS - unaudited

For the Six Months Ended June 30, 2002


---------------------------------------------------------------------------------------------------
                                          DISCRETIONARY                       SELECT    EURO SELECT
                                              EQUITY          EQUITY          EQUITY        EQUITY
                                             PORTFOLIO       PORTFOLIO       PORTFOLIO    PORTFOLIO
---------------------------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends(1)                              $    679,650    $   9,140,468    $   376,860    $ 327,377
Interest                                         3,247           55,214          2,709        1,504
                                             ---------      -----------      ---------    ---------
Total investment income                        682,897        9,195,682        379,569      328,881
                                             ---------      -----------      ---------    ---------

EXPENSES:
Investment advisory fees                       335,853        4,545,473        218,731       84,764
Fund administration and accounting fees         57,619          190,500         44,443       29,070
Federal and state registration fees             14,315            1,491          8,299        8,364
Shareholder servicing                           10,500           35,669         11,717        9,158
Audit fees                                       9,102            9,086          9,102        8,792
Custody fees                                     8,839           46,799          5,617       10,723
Directors' fees and expenses                     7,426            7,425          7,431        7,430
Legal fees                                       4,645            4,727          4,707        4,888
Reports to shareholders                          4,302           14,456          4,500        4,607
Other                                            2,243            4,798          1,724        1,846
                                             ---------      -----------      ---------    ---------

Total expenses before waivers
  and reimbursements                           454,844        4,860,424        316,271      169,642
Waivers and reimbursements
  of expenses by Adviser                      (118,991)        (314,951)       (97,540)     (84,878)
                                             ---------      -----------      ---------    ---------

Net expenses                                   335,853        4,545,473        218,731       84,764
                                             ---------      -----------      ---------    ---------

NET INVESTMENT INCOME                          347,044        4,650,209        160,838      244,117
                                             ---------      -----------      ---------    ---------

REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments      1,948,904        4,097,782       (977,378)    (378,784)
Change in net unrealized appreciation
  (depreciation) on investments            (11,276,695)    (130,954,883)    (5,353,506)    (352,515)
                                             ---------      -----------      ---------    ---------

Net loss on investments                     (9,327,791)    (126,857,101)    (6,330,884)    (731,299)
                                             ---------      -----------      ---------    ---------

NET DECREASE IN
NET ASSETS RESULTING
FROM OPERATIONS                           $ (8,980,747)   $(122,206,892)   $(6,170,046)   $(487,182)
                                             =========     ============      =========     ========


(1) Net of $8,260, $111,081, $9,198 and $49,658 in foreign withholding taxes, respectively.

See notes to financial statements.

DISCRETIONARY EQUITY PORTFOLIO

Statements of Changes in Net Assets


---------------------------------------------------------------------------------------------
                                                  SIX MONTHS ENDED
                                                    JUNE 30, 2002             YEAR ENDED
                                                    (UNAUDITED)            DECEMBER 31, 2001
---------------------------------------------------------------------------------------------

OPERATIONS:
Net investment income                             $    347,044               $   1,055,139
Net realized gain on investments                     1,948,904                   3,416,171
Net realized gain on investments as a result of
  shareholder in-kind redemption                            --                   4,323,826
Change in net unrealized appreciation
  on investments                                   (11,276,695)                (13,612,000)
                                                 -------------               -------------
Net decrease in net assets resulting
  from operations                                   (8,980,747)                 (4,816,864)
                                                 -------------               -------------

DISTRIBUTIONS PAID FROM:
Net investment income                                 (347,043)                 (1,087,905)
Net realized gain on investments                          --                    (1,551,483)
                                                 -------------               -------------
Net decrease in net assets resulting
  from distributions paid                             (347,043)                 (2,639,388)
                                                 -------------               -------------

CAPITAL SHARE TRANSACTIONS:
Shares sold                                          7,067,110                  14,580,829
Reinvested distributions                               331,026                   2,636,402
Shares redeemed                                    (11,361,315)                (67,721,568)
                                                 -------------               -------------
Net decrease in net assets
  resulting from capital share transactions         (3,963,179)                (50,504,337)
                                                 -------------               -------------

TOTAL DECREASE IN NET ASSETS                       (13,290,969)                (57,960,589)

NET ASSETS:
Beginning of period                                 89,926,484                 147,887,073
                                                 -------------               -------------
End of period                                     $ 76,635,515                 $89,926,484
                                                 =============               =============

TRANSACTIONS IN SHARES:
Shares sold                                            253,149                     497,806
Reinvested distributions                                12,127                      91,298
Shares redeemed                                       (406,553)                 (2,329,697)
                                                 -------------               -------------
Net decrease                                          (141,277)                 (1,740,593)
                                                 =============               =============

See notes to financial statements.

EQUITY PORTFOLIO

Statements of Changes in Net Assets


-------------------------------------------------------------------------------------------
                                                       SIX MONTHS ENDED
                                                         JUNE 30, 2002       YEAR ENDED
                                                          (UNAUDITED)    DECEMBER 31, 2001
-------------------------------------------------------------------------------------------

OPERATIONS:
Net investment income                                  $     4,650,209    $     9,499,638
Net realized gain on investments                             4,097,782          2,667,045
Change in net unrealized appreciation
  on investments                                          (130,954,883)       (18,486,561)
                                                       ---------------    ---------------
Net decrease in net assets resulting
  from operations                                         (122,206,892)        (6,319,878)
                                                        ---------------    ---------------

DISTRIBUTIONS PAID FROM:
Net investment income                                       (4,650,183)        (9,663,700)
                                                       ---------------    ---------------
Net decrease in net assets resulting
  from distributions paid                                   (4,650,183)        (9,663,700)
                                                       ---------------    ---------------

CAPITAL SHARE TRANSACTIONS:
Shares sold                                                107,649,215        316,728,090
Reinvested distributions                                     4,451,871          9,248,721
Shares redeemed                                           (162,531,646)
                                                                             (169,237,385)
                                                       ---------------    ---------------
Net increase (decrease) in net assets resulting from
  capital share transactions                               (50,430,560)       156,739,426
                                                       ---------------    ---------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                   (177,287,635)       140,755,848

NET ASSETS:
Beginning of period                                      1,190,906,526      1,050,150,678
                                                       ---------------    ---------------
End of period                                          $ 1,013,618,891    $ 1,190,906,526
                                                       ===============    ===============

TRANSACTIONS IN SHARES:
Shares sold                                                  2,582,861          7,415,303
Reinvested distributions                                       109,770            222,004
Shares redeemed                                             (3,971,637)        (3,995,965)
                                                       ---------------    ---------------
Net increase (decrease)                                     (1,279,006)         3,641,342
                                                       ===============    ===============

See notes to financial statements.

SELECT EQUITY PORTFOLIO

Statements of Changes in Net Assets


------------------------------------------------------------------------------------
                                             SIX MONTHS ENDED
                                               JUNE 30, 2002          YEAR ENDED
                                               (UNAUDITED)         DECEMBER 31, 2001
------------------------------------------------------------------------------------

OPERATIONS:
Net investment income                       $    160,838             $    246,850
Net realized loss on investments                (977,378)              (1,152,186)
Change in net unrealized appreciation
  (depreciation) on investments               (5,353,506)                 119,221
                                            ------------             ------------
Net decrease in net assets
  resulting from operations                   (6,170,046)                (786,115)
                                            ------------             ------------

DISTRIBUTIONS PAID FROM:
Net investment income                           (160,725)                (251,526)
Net realized gain on investments                      --                 (524,503)
                                            ------------             ------------
Net decrease in net assets resulting
  from distributions paid                       (160,725)                (776,029)
                                            ------------             ------------

CAPITAL SHARE TRANSACTIONS:
Shares sold                                   20,588,868               26,567,597
Reinvested distributions                         159,008                  768,052
Shares redeemed                               (6,167,038)             (11,422,707)
                                            ------------             ------------
Net increase in net assets resulting from
  capital share transactions                  14,580,838               15,912,942
                                            ------------             ------------

TOTAL INCREASE IN NET ASSETS                   8,250,067               14,350,798

NET ASSETS:
Beginning of period                           52,589,995               38,239,197
                                            ------------             ------------
End of period                               $ 60,840,062             $ 52,589,995
                                            ============             ============

TRANSACTIONS IN SHARES:
Shares sold                                      752,017                  931,008
Reinvested distributions                           6,062                   27,099
Shares redeemed                                 (221,443)                (408,798)
                                            ------------             ------------
Net increase                                     536,636                  549,309
                                            ============             ============

See notes to financial statements.

EURO SELECT EQUITY PORTFOLIO

Statements of Changes in Net Assets


--------------------------------------------------------------------------------------------------
                                                       SIX MONTHS ENDED
                                                         JUNE 30, 2002           YEAR ENDED
                                                           (UNAUDITED)       DECEMBER 31, 2001
--------------------------------------------------------------------------------------------------

OPERATIONS:
Net investment income                                  $    244,117               $    180,085
Net realized loss on investments                           (378,784)                  (856,326)
Change in net unrealized appreciation
  on investments                                           (352,515)                (2,243,342)
                                                       ------------               ------------
Net decrease in net assets resulting
  from operations                                          (487,182)                (2,919,583)
                                                       ------------               ------------

DISTRIBUTIONS PAID FROM:
Net investment income                                      (244,097)                  (210,194)
Net realized gain on investments                                --                    (134,031)
Return of capital                                               --                     (29,860)
                                                       ------------               ------------
Net decrease in net assets resulting
  from distributions paid                                  (244,097)                  (374,085)
                                                       ------------               ------------

CAPITAL SHARE TRANSACTIONS:
Shares sold                                               7,360,454                 25,716,511
Reinvested distributions                                    240,687                    372,651
Shares redeemed                                          (5,488,671)               (36,001,172)
Redemption fees                                              57,091                        --
                                                       ------------               ------------
Net increase (decrease) in net assets resulting from
  capital share transactions                              2,169,561                 (9,912,010)
                                                       ------------               ------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                   1,438,282                (13,205,678)

NET ASSETS:
Beginning of period                                      20,203,141                 33,408,819
                                                       ------------               ------------
End of period                                          $ 21,641,423               $ 20,203,141
                                                       ============               ============

TRANSACTIONS IN SHARES:
Shares sold                                                 346,921                  1,182,316
Reinvested distributions                                     11,405                     17,147
Shares redeemed                                            (259,808)                (1,649,022)
                                                       ------------               ------------
Net increase (decrease)                                      98,518                   (449,559)
                                                       ============               ============

See notes to financial statements.

DISCRETIONARY EQUITY PORTFOLIO

Financial Highlights


---------------------------------------------------------------------------------------------------------------------------------
                                                           SIX MONTHS ENDED
                                                             JUNE 30, 2002                      YEAR ENDED DECEMBER 31,
(For a share outstanding throughout the period)                (UNAUDITED)       2001        2000       1999       1998    1997
---------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE,
  BEGINNING OF PERIOD                                            $28.94         $30.51     $33.69      $32.01     $30.34    $29.55

Income from investment operations:
  Net investment income                                            0.11           0.26       0.41        0.46       0.52      0.48
  Net realized and unrealized gain (loss)
   on investments                                                 (3.10)         (1.07)      2.11        4.26       2.57      7.80
                                                                -------        -------    -------    --------    -------   -------
  Total income (loss) from investment
   operations                                                     (2.99)         (0.81)      2.52        4.72       3.09      8.28
                                                                -------        -------    -------    --------    -------   -------

Less distributions:
  From net investment income                                      (0.11)         (0.26)     (0.41)      (0.46)     (0.52)    (0.48)
  In excess of book net investment income                            --             --         --          --         --     (0.01)
  From net realized gain on investments                              --          (0.50)     (5.29)      (2.58)     (0.90)    (7.00)
                                                                -------        -------    -------    --------    -------   -------
   Total distributions                                            (0.11)         (0.76)     (5.70)      (3.04)     (1.42)   (7.49)
                                                                -------        -------    -------    --------    -------   -------

NET ASSET VALUE, END OF PERIOD                                   $25.84         $28.94     $30.51      $33.69     $32.01    $30.34
                                                                =======        =======    =======     =======    =======   =======

TOTAL RETURN(1)                                                (10.34)%        (2.63)%      8.32%      14.85%     10.17%    28.60%

SUPPLEMENTAL DATA AND RATIOS:
  Net assets, end of period (in thousands)                      $76,636        $89,926   $147,887    $222,111   $205,369  $157,137
  Ratio of expenses to average net assets:
   Before expense reimbursement(2)                                1.08%          1.01%      0.96%       0.95%      0.98%     1.02%
   After expense reimbursement(2)                                 0.80%          0.80%      0.80%       0.80%      0.80%     0.80%
  Ratio of net investment income
   to average net assets:
   Before expense reimbursement(2)                                0.54%          0.64%      1.03%       1.16%      1.47%     1.15%
   After expense reimbursement(2)                                 0.82%          0.85%      1.19%       1.31%      1.65%     1.37%
  Portfolio turnover rate(1)                                        37%           106%       132%        137%       129%      131%

(1) Not annualized for the six months ended June 30, 2002.
(2) Annualized.

See notes to financial statements.

EQUITY PORTFOLIO

Financial Highlights

-------------------------------------------------------------------------------------------------------------------------------
                                                          SIX MONTHS ENDED
                                                            JUNE 30, 2002                    YEAR ENDED DECEMBER 31,
(For a share outstanding throughout the period)               (UNAUDITED)     2001        2000        1999      1998       1997
-------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE,
  BEGINNING OF PERIOD                                           $43.01       $43.66      $43.14      $38.63    $35.12     $31.16

Income from investment operations:
  Net investment income                                           0.17         0.36        0.48        0.51      0.50       0.37
  Net realized and unrealized gain (loss)
   on investments                                                (4.63)       (0.64)       2.87        5.75      3.51       8.57
                                                                ------       ------      ------      ------    ------     ------
  Total income (loss) from investment
   operations                                                    (4.46)       (0.28)       3.35        6.26      4.01       8.94
                                                                ------       ------      ------      ------    ------     ------

Less distributions:
  From net investment income                                     (0.17)       (0.37)      (0.48)      (0.51)    (0.50)     (0.37)
  In excess of book net investment income                           --           --          --          --        --      (0.01)
  From net realized gain on investments                             --           --       (2.35)      (1.24)       --      (4.59)
  In excess of book net realized
   gain on investments                                              --           --          --          --        --      (0.01)
                                                                ------       ------      ------      ------    ------     ------
   Total distributions                                           (0.17)       (0.37)      (2.83)      (1.75)    (0.50)     (4.98)
                                                                ------       ------      ------      ------    ------     ------
NET ASSET VALUE, END OF PERIOD                                  $38.38       $43.01      $43.66      $43.14    $38.63     $35.12
                                                                ======       ======      ======      ======    ======     ======
TOTAL RETURN(1)                                               (10.38)%      (0.61)%       7.86%      16.28%    11.42%     29.08%

SUPPLEMENTAL DATA AND RATIOS:
  Net assets, end of period (in thousands)                  $1,013,619   $1,190,907  $1,050,151    $959,527  $717,267   $371,402
  Ratio of expenses to average net assets:
   Before expense reimbursement(2)                               0.86%        0.86%       0.86%       0.87%     0.91%      0.97%
   After expense reimbursement(2)                                0.80%        0.80%       0.80%       0.80%     0.80%      0.80%
  Ratio of net investment income to
   average net assets:
   Before expense reimbursement(2)                               0.76%        0.81%       1.07%       1.15%     1.28%      0.89%
   After expense reimbursement(2)                                0.82%        0.87%       1.13%       1.22%     1.39%      1.06%
  Portfolio turnover rate(1)                                       37%          87%        116%        118%      133%       121%

(1) Not annualized for the six months ended June 30, 2002.
(2) Annualized.

See notes to financial statements.

SELECT EQUITY PORTFOLIO
Financial Highlights


--------------------------------------------------------------------------------------------------------------------------------
                                                               SIX MONTHS ENDED
                                                               JUNE 30, 2002              YEAR ENDED DECEMBER 31,
(For a share outstanding throughout the period)                   (UNAUDITED)    2001         2000         1999         1998(1)
--------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                $28.50      $29.50       $27.91       $22.77       $20.00

Income from investment operations:
  Net investment income                                               0.07        0.15         0.32         0.38         0.28
  Net realized and unrealized gain (loss)
   on investments                                                    (2.96)      (0.62)        2.31         5.78         2.78
                                                                    ------      ------       ------       ------       ------

   Total income (loss) from investment
     operations                                                      (2.89)      (0.47)        2.63         6.16         3.06
                                                                    ------      ------       ------       ------       ------

Less distributions:
  From net investment income                                         (0.07)      (0.16)       (0.32)       (0.39)      (0.29)
  From net realized gain on investments                                 --       (0.37)       (0.72)       (0.63)          --
                                                                    ------      ------       ------       ------       ------

   Total distributions                                               (0.07)      (0.53)       (1.04)       (1.02)      (0.29)
                                                                    ------      ------       ------       ------       ------

NET ASSET VALUE, END OF PERIOD                                      $25.54      $28.50       $29.50       $27.91       $22.77
                                                                    ======      ======       ======       ======       ======

TOTAL RETURN(2)                                                   (10.10)%     (1.59)%        9.49%       27.17%       15.33%

SUPPLEMENTAL DATA AND RATIOS:
  Net assets, end of period (in thousands)                         $60,840     $52,590      $38,239      $23,821       $9,581
  Ratio of expenses to average net assets:
   Before expense reimbursement(3)                                   1.16%       1.19%        1.35%        1.53%        3.34%
   After expense reimbursement(3)                                    0.80%       0.80%        0.80%        0.80%        0.80%
  Ratio of net investment income (loss)
   to average net assets:
   Before expense reimbursement(3)                                   0.23%       0.15%        0.69%        0.90%      (0.72)%
   After expense reimbursement(3)                                    0.59%       0.54%        1.24%        1.63%        1.82%
  Portfolio turnover rate(2)                                          162%        309%         400%         375%         250%

(1) Commencement of operations after the close of business on December 31, 1997.
(2) Not annualized for the six months ended June 30, 2002.
(3) Annualized.

See notes to financial statements.

EURO SELECT EQUITY PORTFOLIO
Financial Highlights


----------------------------------------------------------------------------------------------------------------------------------
                                                             SIX MONTHS ENDED
                                                              JUNE 30, 2002                     YEAR ENDED DECEMBER 31,
(For a share outstanding throughout the period)                (UNAUDITED)        2001               2000         1999     1998(1)
----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                             $21.69         $24.19              $27.91       $24.32    $20.00

Income from investment operations:
  Net investment income                                            0.24           0.18                0.38        0.45       0.35
  Net realized and unrealized gain (loss)
   on investments+                                                (0.68)         (2.35)              (1.69)       4.80       5.07
                                                                 ------         ------              ------      ------     ------

   Total income (loss) from investment
     operations                                                   (0.44)         (2.17)              (1.31)       5.25       5.42
                                                                 ------         ------              ------      ------     ------

Less distributions:
  From net investment income                                      (0.24)         (0.20)              (0.37)      (0.44)     (0.37)
  From net realized gain on investments                              --          (0.10)              (2.04)      (1.22)     (0.73)
  From return of capital                                             --          (0.03)                 --          --         --
                                                                 ------         ------              ------      ------     ------
   Total distributions                                            (0.24)         (0.33)              (2.41)      (1.66)     (1.10)
                                                                 ------         ------              ------      ------     ------

NET ASSET VALUE, END OF PERIOD                                   $21.01         $21.69              $24.19      $27.91     $24.32
                                                                 ======         ======              ======      ======     ======
TOTAL RETURN(2)                                                 (2.02)%        (8.95)%             (4.81)%      22.03%     27.40%

SUPPLEMENTAL DATA AND RATIOS:
  Net assets, end of period (in thousands)                      $21,641        $20,203             $33,409     $31,867    $28,034
  Ratio of expenses to average net assets:
   Before expense reimbursement(3)                                1.60%          1.65%               1.51%       1.61%      1.67%
   After expense reimbursement(3)                                 0.80%          0.95%               1.00%       1.00%      1.00%
  Ratio of net investment income
   to average net assets:
   Before expense reimbursement(3)                                1.50%          0.02%               1.02%       1.10%      1.02%
   After expense reimbursement(3)                                 2.30%          0.72%               1.53%       1.71%      1.69%
  Portfolio turnover rate(2)                                       130%           267%                370%        245%       272%


(1) Commencement of operations after the close of business on December 31, 1997.
(2)   Not annualized for the six months ended June 30, 2002.
(3)   Annualized.

+ For 2002, includes $0.06 in redemption fees (see notes to financial statements).

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS - unaudited

June 30, 2002

ORGANIZATION

ICAP Funds, Inc. ("ICAP") was incorporated on November 1, 1994 under the laws of the State of Maryland and is registered as an open-end management investment company under the Investment Company Act of 1940. ICAP is comprised of four portfolios, the Discretionary Equity Portfolio, the Equity Portfolio, the Select Equity Portfolio and the Euro Select Equity Portfolio (the "Portfolios"), the first two of which are diversified portfolios and the last two of which are non-diversified portfolios. Institutional Capital Corporation is the investment adviser (the "Adviser") to the Portfolios. The Discretionary Equity and Equity Portfolios commenced operations after the close of business on December 31, 1994 and the Select Equity and Euro Select Equity Portfolios commenced operations after the close of business on December 31, 1997.


SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by ICAP in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America.


a) Investment Valuation - Common stocks and other equity-type securities are valued at the last sales price on a recognized U.S. or foreign securities exchange or Nasdaq on which such securities are primarily traded; however, securities traded on a recognized U.S. or foreign securities exchange or Nasdaq for which there were no transactions on a given day or securities not listed on an exchange or Nasdaq are valued at the most recent bid prices. Debt securities are valued by a pricing service that utilizes techniques to determine values for normal institutional-sized trading units of debt securities without regard to the existence of sale or bid prices when such values are believed to more accurately reflect the fair value of such securities; otherwise, actual sale or bid prices are used. Any securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors. Debt securities having remaining maturities of 60 days or less when purchased are valued by the amortized cost method when the Board of Directors determines that the fair value of such securities is their amortized cost. Under this method of valuation, a security is initially valued at its acquisition cost, and thereafter, amortization of any discount or premium is recognized daily.


b) Foreign Currency Translations - Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. Foreign denominated assets may involve greater risks than domestic transactions, including currency, political and economic, regulatory and market risks.


c) Federal Income and Excise Taxes - It is each Portfolio's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all investment company net taxable income and net capital gains to shareholders in a manner which results in no tax cost to the Portfolio. Therefore, no federal income or excise tax provision is recorded.

d) Distributions to Shareholders - Distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income are declared and paid quarterly. Distributions of net realized capital gains, if any, will be declared at least annually. The character of distributions made during the year from net investment income or net realized gain may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.


e) Short-Term Investments - The Portfolios maintain uninvested cash in a bank overnight investment vehicle at their custodian. This may present credit risk to the extent the custodian fails to perform in accordance with the custody agreement. The creditworthiness of the custodian is monitored and this investment is considered to present minimal credit risk by the Portfolios' Adviser.


f) Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.


g) Redemption Fees - Effective on January 7, 2002, the Euro Select Equity Portfolio is authorized to deduct a fee of 2.00% from the current value of shares redeemed within one month of purchase. The redemption fee is treated as additional paid-in-capital.


h) Other - Investment transactions are accounted for on the trade date. The Portfolios determine the gain or loss realized from the investment transactions by comparing the identified original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Dividends from foreign securities are recorded on the ex-dividend date, or as soon as the information is available. Any non-cash dividends are recognized as investment income at the fair value of the property received.


INVESTMENT TRANSACTIONS
The aggregate purchases and sales of securities, excluding short-term investments and U.S. government obligations, for the Portfolios for the six months ended June 30, 2002, are summarized below:




-----------------------------------------------------------------------
               DISCRETIONARY                     SELECT   EURO SELECT
                   EQUITY          EQUITY        EQUITY      EQUITY
                 PORTFOLIO        PORTFOLIO    PORTFOLIO    PORTFOLIO
-----------------------------------------------------------------------

Purchases      $30,757,271      $404,587,394  $100,470,587  $27,732,954
Sales          $33,363,515      $423,570,170  $86,748,912   $26,493,864


There were no purchases or sales of U.S. government obligations.

FEDERAL INCOME TAX INFORMATION

At June 30, 2002, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:


------------------------------------------------------------------------------------------------------
                                          DISCRETIONARY                     SELECT     EURO SELECT
                                             EQUITY          EQUITY         EQUITY        EQUITY
                                            PORTFOLIO       PORTFOLIO      PORTFOLIO     PORTFOLIO
------------------------------------------------------------------------------------------------------

Cost of Investments                        $73,707,157     $974,338,966   $62,391,355   $20,386,867
                                          ------------    -------------  -----------   ------------
Gross Unrealized Appreciation              $10,009,538     $135,058,135  $  3,117,210  $  1,576,494
Gross Unrealized Depreciation               (6,598,740)     (95,208,525)   (3,831,191)     (847,169)
                                          ------------    -------------  -----------   ------------
Net Unrealized Appreciation
    (Depreciation) on Investments         $  3,410,798    $  39,849,610   $  (713,981)  $   729,325
                                          ============    =============   ===========  ============

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.


INVESTMENT ADVISORY AGREEMENT

The Portfolios each pay the Adviser an annual management fee of 0.80% of the Portfolio's average net assets. Pursuant to an expense cap agreement dated April 30, 1999, as amended on May 1, 2002, between the Adviser and the Portfolios, the Adviser agreed to waive its management fee and/or reimburse each Portfolio's operating expense to the extent necessary to ensure that the Portfolios' expenses would not exceed 0.80% of its average net assets. The term of this expense cap agreement is 12 months. Prior to September 1, 2001, the Euro Select Equity Portfolio paid the Adviser an annual management fee of 1.00% of average net assets. Since inception of the Portfolios, the Adviser has voluntarily reimbursed each Portfolio's operating expenses to the extent necessary to ensure that the Portfolios would not exceed 0.80% of its average net assets and, prior to September 1, 2001, that the Euro Select Equity Portfolio would not exceed 1.00% of its average net assets.

DIRECTORS AND OFFICERS


                                                                                               Number of
                                                                                               Portfolios         Other
                                            Term of Office Principal                           in Complex         Directorships
                            Position(s)     and Length of  Occupation(s)                       Overseen           Held
  Name, Address, and Age    Held with Fund  Time Served    During Past 5 Years                 by Director        by Director
-------------------------------------------------------------------------------------------------------------------------------
  INDEPENDENT DIRECTORS:
-------------------------------------------------------------------------------------------------------------------------------

  Dr. James A. Gentry       Director  Indefinite term;     Professor of Finance, College          4               None
  The University of Illinois          Served as            of Commerce and Business
  419 Wohlers Hall                    Director since       Administration at the University
  1206 South 6th Street               December 1994        of Illinois, Urbana-Champaign
  Champaign, Illinois 61820
  Age: 71
-------------------------------------------------------------------------------------------------------------------------------

  Joseph Andrew Hays        Director  Indefinite term;      Principal in the consulting           4               None
  Tribune Tower                       Served as             firm, The Hays Group,
  435 North Michigan Avenue           Director since        Chicago-- Consultants to
  Suite 2600                          July 1995             Management since January 1996;
  Chicago, Illinois 60611                                   Vice President for Corporate Re-
  Age: 71                                                   lations, Tribune Company from
                                                            April 1983 to December 1995
-------------------------------------------------------------------------------------------------------------------------------

  Harold W. Nations         Director  Indefinite term;      Principal with Twin Crescents        4                None
  3330 Dundee Road                    Served as             Realty LLC, a real estate
  Suite C3                            Director since        investment advisory firm, since June
  Northbrook, IL 60062                December 1994         2002. Partner with the law firm
  Age: 48                                                   of McDermott, Will & Emery
                                                            from June 2000 to June 2002;
                                                            Partner with the law firm of
                                                            Holleb & Coff from September
                                                            1997 to May 2000; Partner
                                                            with the law firm of Shefsky &
                                                            Froelich Ltd. from March 1991
                                                            to September 1997
-------------------------------------------------------------------------------------------------------------------------------
  INTERESTED DIRECTORS*:
-------------------------------------------------------------------------------------------------------------------------------

  Robert H. Lyon            President  Indefinite term;     President, Chief Investment          4                None
  225 West Wacker Drive     and        Served as            Officer and Director of
  Suite 2400                Director   President and        Institutional Capital
  Chicago, Illinois 60606              Director since       Corporation (the "Adviser")
  Age: 52                              December 1994
-------------------------------------------------------------------------------------------------------------------------------
  Pamela H. Conroy          Vice       Indefinite term;     Senior Vice President                4                None
  225 West Wacker Drive     President, Served as Vice       and Director of the Adviser
  Suite 2400                Treasurer  President,
  Chicago, Illinois 60606   and        Treasurer and
  Age: 40                   Director   Director since
                                       December
                                       1994
-------------------------------------------------------------------------------------------------------------------------------
  OFFICERS:
-------------------------------------------------------------------------------------------------------------------------------

  Donald D. Niemann         Vice       Served as Vice       Executive Vice President            N/A               N/A
  225 West Wacker Drive     President  President and        and Director of the Adviser
  Suite 2400                and        Secretary since
  Chicago, Illinois 60606   Secretary  December 1994
  Age: 59                              and as Director
                                       from July 1995
                                       to June 2002
-------------------------------------------------------------------------------------------------------------------------------

*Each of the Interested Directors serves as a director and officer of the Adviser.

Additional information about the Portfolios' directors is available in the Statement of Additional Information and is available, without charge, upon request, by calling (888) 221-ICAP (4227).

INVESTMENT ADVISER

Institutional Capital Corporation
225 West Wacker Drive, Suite 2400
Chicago, Illinois 60606-1229
www.icapfunds.com


CUSTODIAN

UMB Bank, n.a.
928 Grand Boulevard
Kansas City, Missouri 64106


DIVIDEND - DISBURSING
AND TRANSFER AGENT

UMB Fund Services, Inc.
P.O. Box 2160
Milwaukee, Wisconsin 53201-2160

ADMINISTRATOR AND FUND ACCOUNTANT

UMB Fund Services, Inc.
803 West Michigan Street, Suite A
Milwaukee, Wisconsin 53233-2301


INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
100 East Wisconsin Avenue, Suite 1500
Milwaukee, Wisconsin 53202-9845


LEGAL COUNSEL

Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, Wisconsin 53202-3590


     This Semi-Annual Report is submitted for the general information of the shareholders of the ICAP Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

(LOGO)
ICAP
Institutional Capital/R


ICAP Funds
225 West Wacker Drive, Suite 2400
Chicago, IL 60606
(888) 221-ICAP (4227)
www.icapfunds.com

(C) COPYRIGHT 2002 INSTITUTIONAL CAPITAL CORPORATION


                                                                     77-0802-15M
                                                                     IC-410-0802